Exhibit 99.1

Dolphin Reports Record Q2 Revenue of $11.4 Million; H1 2024 Delivers $26.7 Million Revenue and $0.9 Million Adjusted Operating Income

MIAMI, FL / Dolphin (NASDAQ:DLPN), a leading entertainment marketing and premium content production company, announces its financial results for the second quarter ended June 30, 2024.

Bill O'Dowd, CEO of Dolphin Entertainment commented:

“Dolphin achieved record Q2 revenues this year, setting a solid foundation to exceed $50 million in annual revenues and deliver full year positive Adjusted Operating Income—the key financial metric by which we measure ourselves, and the one that we believe truly reflects our value creation. We are lining up for a strong second half of the year, with the acquisition of Elle Communications to concentrate our work in the Impact PR space, and our anticipated launch of a sports company to complement our market-leading position in entertainment. Furthermore, we expect to close on our next Ventures opportunity, continuing our strategy of generating immediate service revenues while amassing equity stakes typically without capital deployment, positioning us for potentially significant returns as our portfolio grows and matures.

In summary, we believe that our record results provide solid progress towards our Revenue and Adjusted Operating Income goals which, along with new vertical expansion, and our Ventures strategy providing optionality, all together position us well for sustained growth, profitability and success.”

Q2 2024 and Recent Highlights

•	Total revenue for the quarter ended June 30 2024 was $11.4 million, an increase of 4% over the same period in 2023.
•	Operating loss of $1.1 million for the quarter ended June 30, 2024 as compared to an operating loss of $7.5 million for the quarter ended June 30, 2023. Operating loss of $0.9 million for the six months ended June 30, 2024 as compared to an operating loss of $10.0 million for the six months ended June 30, 2023.
•	Adjusted operating loss(1) of $0.1 million for the three months ended June 30, 2024 and $0.05 million for the three months ended June 30, 2023. Adjusted operating income of $0.9 million for the six months ended June 30, 2024 as compared to adjusted operating loss of $1.9 million for the six months ended June 30, 2023.
•	Operating expenses for the second quarter of 2024 were $12.6 million, including depreciation and amortization of $0.6 million and goodwill impairment of $0.2 million. Operating expense for the second quarter of 2023 were $18.5 million, including depreciation and amortization of $0.5 million and goodwill impairment of $6.5 million.
•	Net loss for the quarter was $1.6 million including depreciation and amortization of $0.5 million, goodwill impairment of $0.2 million and interest expense of $0.5 million. Net loss for the same period in prior year was $8.0 million including depreciation and amortization of $0.5 million, goodwill impairment of $6.5 million, interest expense of $0.5 million and equity losses in unconsolidated affiliates of $0.1 million.
•	Loss per share was $0.08 per share based on 19.4 million weighted average shares for basic loss per share and 19.6 million weighted average shares for diluted loss per share for the three months ended June 30, 2024. Loss per share was $0.60 per share based on 13.2 million weighted average shares outstanding for both basic loss per share and fully diluted loss per share for the three months ended June 30, 2023.
•	Cash and cash equivalents of $9.8 million as of June 30, 2024, as compared to $7.6 million as of December 31, 2023.

(1)The Company has provided adjusted operating income information that has not been prepared in accordance with GAAP. This measure is defined below in the section “Use of non-GAAP measures.”

•	Ventures
o	Dolphin’s film, "Blue Angels" crossed a box office milestone and debuted at #1 on Prime Video over the Memorial Day holiday frame. The film's one week IMAX run grossed $2,082,327 at the box office, including a Top 10 debut with $1,404,820 on its opening weekend.
o	Launched the first product developed by Dolphin in partnership with one of the A-list celebrities on its talent rosters: Staple Gin, a recipe-driven spirit created by Rachael Ray and crafted in New York's Catskills region. Staple Gin, which won Double Gold and a 96 point rating at the 15th Annual New York International Spirits Competition, is now available nationally via e-commerce at www.staplegin.com and in New York State at bars, restaurants and retail destinations via Southern Glazer’s Wine & Spirits, with additional markets to follow. Southern Glazer’s Wine & Spirits is the world’s preeminent distributor of beverage alcohol.
o	Announced the selection of Oak View Group (OVG), a global leader in venue development, management, premium hospitality services and 360-degree solutions, for the management of operations at Mastercard Midnight Theater.
o	Later in the year, we expect to make the announcement of the first of Dolphin's owned or co-owned live events, to occur in late 2024 or in 2025.

•	42West
o	Elle Communications, a leading PR agency specializing in social and environmental impact has been added as a new division following its acquisition by Dolphin Entertainment.
o	Led multiple award-winning campaigns at the 2024 Tribeca Festival.
•	Client wins included Best Performance in a U.S. Narrative Feature and Best Screenplay in an International Narrative Feature.
•	Premiered HBO's new documentary feature "Wise Guy: David Chase and The Sopranos" directed by Alex Gibney.
o	Fandoms & Franchises spearheaded campaigns for three triple AAA video games-- Funko Fusion, Alien: Rogue Incursion and MultiVersus.
o	Supported world premiere of “Megalopolis,” the new feature from longtime client Francis Ford Coppola, and GKIDS' "Ghost • Cat Anzu," at the 77th Cannes Film Festival.
o	Championed clients at the 2024 Television Upfronts. Clients receiving renewals including: “The Boys,” “Conan O'Brien Must Go,” “The Conners,” and “Lopez vs. Lopez.” Additionally, Discovery's “Shark Week” revealed that John Cena will host this year's iteration of the programming event.

•	Shore Fire Media
o	Dave Matthews Band was successfully nominated for induction into the Rock & Roll Hall of Fame
o	Kylie Minogue made Time Magazine’s esteemed TIME 100 list of the 100 most influential people in the world for 2024
o	Warren Zeiders won Breakthrough Male Video of the Year at the 2024 CMT Awards for his chart-topping hit "Pretty Little Poison," and Brittney Spencer brought the house down performing with Parker Mccollum.
o	Announced the promotion of five of its staff to key leadership positions - reflecting the company's growth and expanding roster of artists, brands, businesses, talent, creators, events and more since its acquisition by Dolphin Entertainment.

•	The Door
o	Promoted the launch of Newman's Own “Pay What You Want” pizza truck, with all proceeds benefiting the Newman’s Own Foundation.
o	Four Twenty Five, a Jean-Georges Restaurant, became one of the newest additions to Michelin Guide.
o	Supported Carbone Fine Food’s Launch of 'The Sales Rep' Jacket, the first piece of an exclusive capsule collection, available for a limited time.
o	Dolphin Entertainment partnered with Rachael Ray, long-time client of The Door, as creative marketing partner for her new Staple Gin. Staple Gin launched in May 2024 with Do Good Spirits, leveraging The Door's expertise in marketing wines, spirits, and culinary brands.
o	Staple Gin landed a spot on Vine Pair's “30 Best Gins in the World,” receiving a rating of 94 – the highest score received.

•	The Digital Dept.
o	Executed a comprehensive influencer strategy for Crocs' latest product line, the Getaway Sandals, garnering more than 5 million impressions, a reach of 3.9 million, 248,000 engagements, and over 13,000 link clicks.
o	Selected to join Ulta Beauty’s 2024 Beauty Collective, to enhance brand visibility and drive business growth.
o	TDD talents Mariyah and Peter Gerber launched their new clothing collection The Match Me Boutique on Amazon.

•	Special Projects
o	Made its mark on the CHANELTribeca Festival Arts Dinner, featuring Robert De Niro, Blake Lively, Jude Law, Trevor Noah and Katie Holmes.
o	Supported Infatuation’s EatsCon L.A., presented by Chase Sapphire, with Sofia Vergara, Nicole Byer, and Chrissy Teigen.
o	Led an incredible night at the Peabody Awards with an star-studded lineup that included Billy Crystal, JJ Abrams, Kumail Nanjiani, Lilly Singh, Mel Brooks, Regina King, and Rose Byrne.

Conference Call Information
To participate in this event, dial in approximately 5 to 10 minutes before the beginning of the call.

Date: August 14, 2024
Time: 4:30pm ET.
Toll Free: 877-545-0320 International: 973-528-0002 Participant Access Code: 630741
Webcast: https://www.webcaster4.com/Webcast/Page/2225/51040

Replay
Toll Free: 877-481-4010 International: 919-882-2331 Replay Passcode: 51040
Webcast Replay: https://www.webcaster4.com/Webcast/Page/2225/51040

About Dolphin

Dolphin (Nasdaq: DLPN), founded in 1996 by Bill O'Dowd, has evolved from its origins as an Emmy-nominated television, digital, and feature film content producer to a company with three dynamic divisions: Dolphin Entertainment, Dolphin Marketing, and Dolphin Ventures.

Dolphin Entertainment: This legacy division, where it all began, has a rich history of producing acclaimed television shows, digital content, and feature films. With high-profile partnerships like IMAX and notable projects including "The Blue Angels," Dolphin Entertainment continues to set the standard in quality storytelling and innovative content creation.

Dolphin Marketing: Established in 2017, this division has become a powerhouse in public relations, influencer marketing, branding strategy, talent booking, and special events. Comprising top-tier companies such as 42West, The Door, Shore Fire, Special Projects, and The Digital Dept., Dolphin Marketing serves a wide range of industries, from entertainment, music and sports to hospitality, fashion and consumer products.

Dolphin Ventures: This division leverages Dolphin's best-in-class cross-marketing acumen and business development relationships to create, launch and/or accelerate innovative ideas and promising products, events and content in our areas of expertise. Key ventures include collaborations with Rachael Ray for Staple Gin and Mastercard Midnight Theatre. The company is actively exploring new projects in AI, beauty, and sports.

This press release contains 'forward-looking statements' within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements may address, among other things, Dolphin Entertainment Inc.'s offering of common stock as well as expected financial and operational results and the related assumptions underlying its expected results. These forward-looking statements are distinguished by the use of words such as "will," "would," "anticipate," "expect," "believe," "designed," "plan," or "intend," the negative of these terms, and similar references to future periods. These views involve risks and uncertainties that are difficult to predict, and accordingly, Dolphin Entertainment's actual results may differ materially from the results discussed in its forward-looking statements. Dolphin Entertainment's forward-looking statements contained herein speak only as of the date of this press release. Factors or events Dolphin Entertainment cannot predict, including those described in the risk factors contained in its filings with the Securities and Exchange Commission, may cause its actual results to differ from those expressed in forward-looking statements. Although Dolphin Entertainment believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. Dolphin Entertainment undertakes no obligation to update publicly any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Contact:

James Carbonara/Hayden IR
(646)-755-7412
james@haydenir.com

DOLPHIN ENTERTAINMENT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	June 30, 2024	December 31, 2023
ASSETS
Current
Cash and cash equivalents	$8,718,975	$6,432,731
Restricted cash	1,127,960	1,127,960
Accounts receivable:
Trade, net of allowance of $1,499,842 and $1,456,752, respectively	7,707,126	5,817,615
Other receivables	4,469,209	6,643,960
Notes receivable	1,135,000	—
Other current assets	606,964	701,335
Total current assets	23,765,234	20,723,601

Capitalized production costs, net	538,231	2,295,275
Employee receivable	908,085	796,085
Right-of-use asset	4,638,274	5,599,736
Goodwill	25,211,206	25,220,085
Intangible assets, net	10,147,970	11,209,664
Property, equipment and leasehold improvements, net	148,630	194,223
Other long-term assets	216,305	216,305
Total Assets	$65,573,935	$66,254,974

LIABILITIES
Current
Accounts payable	$3,196,441	$6,892,349
Term loan, current portion	1,023,468	980,651
Notes payable, current portion	3,900,000	3,500,000
Revolving line of credit	400,000	400,000
Accrued interest – related party	1,763,779	1,718,009
Accrued compensation – related party	2,625,000	2,625,000
Lease liability, current portion	1,959,835	2,192,213
Deferred revenue	851,402	1,451,709
Other current liabilities	10,290,241	7,694,114
Total current liabilities	26,010,166	27,454,045

Term loan, noncurrent portion	3,979,052	4,501,963
Notes payable	2,980,000	3,380,000
Convertible notes payable	5,100,000	5,100,000
Convertible note payable at fair value	290,000	355,000
Loan from related party	3,217,873	1,107,873
Lease liability	3,220,449	4,068,642
Deferred tax liability	329,510	306,691
Warrant liability	—	5,000
Other noncurrent liabilities	18,915	18,915
Total Liabilities	45,145,965	46,298,129

STOCKHOLDERS’ EQUITY
Preferred Stock, Series C, $0.001 par value, 50,000 shares authorized, 50,000 shares issued and outstanding at June 30, 2024 and December 31, 2024	1,000	1,000
Common stock, $0.015 par value, 200,000,000 shares authorized, 20,196,416 and 18,219,531 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	302,947	273,293
Additional paid-in capital	155,686,452	153,293,756
Accumulated deficit	(135,562,429)	(133,611,204
Total Stockholders’ Equity	20,427,970	19,956,845
Total Liabilities and Stockholders’ Equity	$65,573,935	$66,254,974

DOLPHIN ENTERTAINMENT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Revenues	$11,449,089	$11,024,935	$26,684,981	$20,916,356

Expenses:
Direct costs	216,247	217,245	2,535,474	436,141
Payroll and benefits	9,195,018	8,677,493	18,769,269	17,732,223
Selling, general and administrative	1,864,852	2,005,286	3,841,843	3,877,223
Depreciation and amortization	555,694	543,939	1,108,797	1,077,035
Impairment of goodwill	190,565	6,517,400	190,565	6,517,400
Change in fair value of contingent consideration	—	17,741	—	33,226
Legal and professional	546,178	496,570	1,193,959	1,259,847
Total expenses	12,568,554	18,475,674	27,639,907	30,933,095

Loss from operations	(1,119,465)	(7,450,739)	(954,926)	(10,016,739)

Other (expenses) income:
Change in fair value of convertible note	40,000	4,000	65,000	(6,444)
Change in fair value of warrants	—	5,000	5,000	5,000
Interest income	731	103,104	6,600	205,121
Interest expense	(522,184)	(452,637)	(1,025,821)	(808,507)
Total other (expenses) income, net	(481,453)	(340,533)	(949,221)	(604,830)

Loss before income taxes and equity in losses of unconsolidated affiliates	(1,600,918)	(7,791,272)	(1,904,147)	(10,621,569)

Income tax expense	(23,540)	(33,086)	(47,079)	(60,184)

Net loss before equity in losses of unconsolidated affiliates	(1,624,458)	(7,824,358)	(1,951,226)	(10,681,753)

Equity in losses of unconsolidated affiliates	—	(134,886)	—	(246,811)

Net loss	$(1,624,458)	$(7,959,244)	$(1,951,226)	$(10,928,564)

Loss per share:
Basic	$(0.08)	$(0.60)	$(0.10)	$(0.85)
Diluted	$(0.08)	$(0.60)	$(0.10)	$(0.85)

Weighted average number of shares outstanding:
Basic	19,446,310	13,212,311	18,962,067	12,926,273
Diluted	19,574,187	13,212,311	19,089,944	12,926,273

Use of Non-GAAP Financial Measures

In order to provide greater transparency regarding our operating performance, the financial results in this press release refer to a non-GAAP financial measure that involves adjustments to GAAP results. Non-GAAP financial measures exclude certain income and/or expense items that management deems are not directly attributable to the Company’s core operating results and/or certain items that are inconsistent in amounts and frequency, making it difficult to perform a meaningful evaluation of our current or past operating performance.

Adjusted operating income or loss is defined by Dolphin as (loss) income from operations before: (i) depreciation and amortization, (ii) write-off of assets, (iii) impairment of goodwill or intangible assets, (iv) acquisition costs, (v) employee stock compensation, (vi) change in fair value of contingent consideration, (vii) bad debt expense and (viii) and impairment of capitalized production costs.

Management believes that the presentation of operating results using this non-GAAP financial measure provides useful supplemental information for investors by providing them with the non-GAAP financial measure used by management for financial and operational decision making, planning and forecasting and in managing the business. This non-GAAP financial measure does not replace the presentation of financial information in accordance with U.S. GAAP financial results, should not be considered a measure of liquidity and is unlikely to be comparable to non-GAAP financial measures provided by other companies.

Reconciliation of GAAP loss from operations to non-GAAP income from operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Revenues (GAAP)	$11,449,089	$11,024,935	$26,684,981	$20,916,356

Expenses:
Direct costs	216,247	217,245	2,535,474	436,141
Payroll and benefits	9,195,018	8,677,493	18,769,269	17,732,223
Selling, general and administrative	1,864,852	2,005,286	3,841,843	3,877,223
Depreciation and amortization	555,694	543,939	1,108,797	1,077,035
Impairment of goodwill	190,565	6,517,400	190,565	6,517,400
Change in fair value of contingent consideration	—	17,741	—	33,226
Legal and professional	546,178	496,570	1,193,959	1,259,847
Total expenses (GAAP)	12,568,554	18,475,674	27,639,907	30,933,095

Loss from operations (GAAP)	(1,119,465)	(7,450,739)	(954,926)	(10,016,739)
Adjustments to GAAP measure:

Depreciation and amortization	555,694	543,939	1,108,797	1,077,035
Bad debt expense	82,959	179,253	286,980	255,032
Impairment of goodwill	190,565	6,517,400	190,565	6,517,400
Change in fair value of contingent consideration	—	17,741	—	33,226
Stock compensation	153,291	139,648	259,052	214,289
Adjusted (Loss) income from operations (non-GAAP)	(136,956)	(52,758)	890,468	(1,919,757)